UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2020 (January 15, 2020)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(858) 373-1675
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement.

On January 15, 2020, the Company received a notice of default of its obligations under a promissory note, reimbursement and indemnification agreement and security agreement (the “Promissory Note”), between the Company and GameStop Corp. (“GameStop”), dated September 26, 2019, as previously disclosed in the Company’s Current Report on Form 8-K filed on September 26, 2019, for failure to make a quarterly installment payment of principal and interest under the Promissory Note due on December 25, 2019 (the “Default”).

  As a result of the Default, GameStop provided notice to the Company that it was exercising its right under the Promissory Note to declare the entire unpaid balance of all obligations thereunder to be immediately due and payable (the “Acceleration”).  As a result of the Acceleration, a total of $8,132,315.74, representing the principal amount of the Promissory Note and interest accrued thereon through January 9, 2020, is immediately due and payable by the Company.  Interest will continue to accrue, pursuant to the terms of the Promissory Note, until the amount due thereunder has been paid in full.

The Company, working through its professional consultants retained on December 30, 2019, is currently in negotiations with GameStop to finalize an approach to resolve the Company’s obligations arising from the Acceleration.

The foregoing is a summary of certain material terms and conditions of the Promissory Note, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of Promissory Note attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 26, 2019, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.2*	Form of Promissory Note, Reimbursement and Indemnification Agreement and Security Agreement

* Previously filed in the Company’s Current Report on Form 8-K, filed on September 26, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date:	January 22, 2020	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer